UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 11, 2020
Date of Report (Date of earliest event reported)

Chimerix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35867	33-0903395
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2505 Meridian Parkway, Suite 100 Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 806-1074

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CMRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On June 11, 2020, Chimerix, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 22, 2020, the record date for the Annual Meeting, 61,930,339 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 40,161,333 shares of common stock were present in person or represented by proxy for the three proposals summarized below.

Proposal 1: Election of directors

The Company’s stockholders elected the two persons listed below as Class I directors, each to serve until the Company’s 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Robert J. Meyer, M.D.	28,778,425	300,624	11,082,284
Michael Sherman	28,985,545	93,504	11,082,284

Proposal 2: Ratification of the selection of independent registered public accounting firm

The Company’s stockholders ratified the selection by the Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The final voting results are as follows:

Votes For	40,036,660
Votes Against	101,909
Abstentions	22,764
Broker Non-Votes	—

Proposal 3: Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The final voting results are as follows:

Votes For	28,038,551
Votes Against	351,438
Abstentions	689,060
Broker Non-Votes	11,082,284

Item 8.01    Other Events.

Effective June 11, 2020, the Company’s Board of Directors appointed Martha J. Demski to serve as a member of the Audit Committee, replacing Ronald C. Renaud, Jr. As previously disclosed, Mr. Renaud did not stand for re-election to the Board of Directors upon the expiration of his term as a Class I director at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimerix, Inc.

Dated: June 15, 2020
	By:	/s/ Michael T. Andriole
Michael T. Andriole
Chief Business and Financial Officer